Asset Sales, Impairments and Other Accruals	12 Months Ended
Dec. 31, 2010
Asset Sales Impairments and Other Accruals [Abstract]
Asset Sales Impairments and Other Accruals
Note 4. Asset Sales, Impairments and Other Accruals
     The following table presents significant gains or losses reflected in impairments of goodwill and long-lived assets and other (income) expense — net within segment costs and expenses:

	Years Ended December 31,
	2010	2009	2008
	(Millions)
Williams Partners
Involuntary conversion gains	$(18)	$(4)	$(17)
Gains on sales of certain assets	(12)	(40)	(10)
Accrual of regulatory liability related to overcollection of certain employee expenses	10	—	—
Impairments of certain gathering and transportation assets	9	—	6
Exploration & Production
Gain on sale of contractual right to an international production payment	—	—	(148)
Impairment of goodwill	1,003	—	—
Impairments of producing properties and acquired unproved reserves	678	15	—
Penalties from early release of drilling rigs	—	32	—
Midstream Canada & Olefins
Gulf Liquids litigation contingency accrual reversal (see Note 16)	—	—	(32)
     Other (income) expense — net within segment costs and expenses also includes net foreign currency exchange gains of $38 million in 2008, which primarily relates to the remeasurement of current assets held in U.S. dollars within our Canadian operations in the Midstream Canada & Olefins segment.
Impairments of goodwill and certain Exploration & Production properties
     As a result of significant declines in forward natural gas prices during the third quarter of 2010, we performed an interim impairment assessment of our capitalized costs related to goodwill and domestic properties at Exploration & Production. As a result of these assessments, Exploration & Production recorded an impairment of goodwill, as noted above, and impairments of capitalized costs of certain natural gas producing properties in the Barnett Shale of $503 million and capitalized costs of certain acquired unproved reserves in the Piceance Highlands acquired in 2008 of $175 million.
     Based on a comparison of the estimated fair value to the carrying value, Exploration & Production recorded a $15 million impairment in 2009 related to costs of acquired unproved reserves resulting from a 2008 acquisition in the Fort Worth basin.
     Our impairment analyses included assessments of undiscounted (except for the unproved reserves) and discounted future cash flows, which considered information obtained from drilling, other activities, and year-end natural gas reserve quantities. See Note 14 for a further discussion of the impairments.
Additional Items
     We completed a strategic restructuring transaction in 2010 that involved significant debt issuances, retirements and amendments (see Note 11). We incurred significant costs related to these transactions, as follows:
•	$606 million of early debt retirement costs consisting primarily of cash premiums;

•	$45 million of other transaction costs reflected in general corporate expenses, of which $7 million is attributable to noncontrolling interests;

•	$4 million of accelerated amortization of debt costs related to the amendments of credit facilities, reflected in other income (expense) — net below operating income (loss).
     Exploration & Production recorded a $19 million unfavorable adjustment to depletion expense in 2010 related to a correction of prior years’ production volumes used in the calculation of depletion expense, which is reflected in costs and operating expenses.
     Exploration & Production recorded $16 million of exploratory dry hole costs in 2010, which is included within costs and operating expenses.
     Exploration & Production recorded a $34 million accrual for Wyoming severance taxes in 2008, which is reflected in costs and operating expenses.